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                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated October 9, 2002, accompanying the consolidated financial statements included in the Annual Report of International Microcomputer Software, Inc. on Form 10-KSB for the year ended June 30, 2002. We hereby consent to the incorporation by reference of said report in the Registration Statement of International Microcomputer Software Inc. on Form S-8.




San Francisco, CA
May 2, 2003


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